U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report: October 1, 2001


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


       0-22889                                           06-1453896
Commission File Number                      (I.R.S. Employer Identification No.)


15170 North Hayden Road, Suite 1, Scottsdale, AZ               85260
  (Address of Principal Executive Offices)                   (Zip code)


                                 (480) 627-0200
              (Registrant's Telephone Number, Including Area Code)


               (Former Name, Former Address and Former Fiscal Year
                          if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished as a part of this report:

Exhibit No.
-----------

   99.1         Press release.

ITEM 9. REGULATION FD DISCLOSURE.

     Royal Precision, Inc. has taken significant steps to streamline operations and reduce operating expenses. The plan includes staff reductions and a significant decrease in operating expenses resulting from the consolidation of all operations to its Torrington, Connecticut facility. Further information is contained in the attached press release.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROYAL PRECISION, INC.

Date: September 28, 2001                By /s/ John C. Lauchnor
                                           -------------------------------------
                                           John C. Lauchnor, its President